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New Sabre CEO and
Spin-off Announcement

forward looking statement

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  Statements in this presentation which are not purely historical facts, including statements regarding anticipations, beliefs, expectations, hopes, intentions or strategies for the future may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements in this release are based on information available to Sabre on the date of this presentation.

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  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including the risk that the spin-off transaction and cash dividend described will not be completed; risks of changes in relationships with AMR and American Airlines and their affiliates; competition and technological innovation by competitors; the Company's technology; seasonality of the travel industry and booking revenues; sensitivity to general economic conditions and events that affect airline travel; risks associated with the Company's international operations; and legal and regulatory issues. Further information regarding the factors that could affect Sabre's financial and other results is included in the Company's annual reports, quarterly reports and other filings with the Securities and Exchange Commission. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Sabre's New CEO
strong leadership

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  William J. Hannigan

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  20-Year Technology Services Veteran

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  Most Recently President of SBC Global Markets

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  Responsible for SBC's largest multi-national clients

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  Extensive customer service experience

background
capital structure

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  Public holds 22 million Class A shares of Sabre—representing 17% economic interest

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  AMR holds 107 million Class B shares of Sabre—representing 83% economic interest & 98% voting interest the spin transaction
mechanics

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  Sabre intends to distribute a cash dividend of $675 million, approximately $5.20 per share, to all Sabre shareholders before the spin-off

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  AMR intends to distribute a Sabre stock dividend to AMR shareholders

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  107.3 million Sabre shares to be distributed

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  AMR shareholders will receive 0.7 shares of Sabre for each AMR share the spin transaction
conditions

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  Final approval subject to positive tax ruling

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  Expected completion in First Quarter 2000

Sabre's leadership and strength
strongest in travel distribution

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  Largest CRS in world

          •  #1 market share in 3 of 4 global regions—

          •  38% global market share

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  Technology leadership

          •  Planet Sabre 2.0

          •  Best Fare Finder

          •  Turbo Sabre

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  Internet leadership

          •  Travelocity—#1 Travel Web Site

          •  Virtually There Online

          •  Sabre BTS

          •  Web Reservations

Sabre's leadership and strength
strongest in airline IT solutions

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  Proven airline outsourcing business

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  Unmatched portfolio of airline operations software

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  150 leading airlines using Sabre products

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  Largest multi-host business in the industry

positive aspects of spin
positive results of independence

    Ability to partner

    Improved customer relationships

    Strategic flexibility

    Additional airline IT outsourcing opportunities

    Ability to better attract and retain tech employees

    Strengthening of Sabre brand

    Increased liquidity in the equities market

contractual modifications
groundwork

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  Special committee of the board established to review and approve changes

          •  Comprised of independent directors

          •  Focus was on reflecting independence, while improving AA customer relationship

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  Contract modifications agreed in principle by both parties and documented in memorandum of understanding contract updates
positive results

    Contract Term Extensions

    Market Based Pricing and Market Based Terms

    Intellectual Property and Marketing Rights

term extension
business flexibility

    AA has affirmed its long-term commitment to Sabre by extending certain portions of the contract

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  Real Time Services—2 Year Extension to 2008

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  Mid-Range Operations—1 Year Extension to 2002

market rates
market terms

    Move entirely to market based pricing, eliminates cost plus

    Enforceability of service bonuses and penalties

    Provides potential for revenue and margin expansion

    AA gains accountability from its supplier

marketing rights
intellectual property

    Sabre receives ability to market jointly developed software, including previously restricted software

    Small number of decision support professionals move to AA

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  Sabre still to provide all software development work

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  Sabre retains key people and majority of decision support department

    AA continues to market Sabre products—BTS savings guarantee payment is eliminated financial implications
estimated costs

        One-time charges related to the transaction
        could exceed $10 million in first Quarter 2000

        Net interest impact of financing the one-time cash dividend
        $46 million, annually

summary
summary

    Independence is the next crucial step in Sabre's growth and success

    Strategic goals and direction under new CEO, Bill Hannigan

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forward looking statement